Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements on Form S-8 (No. 333-165444, 333-156884, 333-138590, 333-161510, 333-145283, 333-150871 and 333-149747) of Globalstar, Inc. of our report dated March 12, 2010 (except for Note 19, as to which the date is June 17, 2010), with respect to the consolidated financial statements of Globalstar, Inc., and the effectiveness of internal control over financial reporting, which report appears in this Current Report on Form 8-K of Globalstar, Inc.

Crowe Horwath LLP
Oak Brook, Illinois
June 17, 2010